UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 8, 2015

Date of Report

(Date of earliest event reported)

THE RYLAND GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08029	52-0849948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3011 Townsgate Road, Suite 200, Westlake Village, California 91361-3027

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code: (805) 367-3800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Supplemental Information

As previously disclosed and reported on the Current Report on Form 8-K filed by The Ryland Group, Inc. (the “Company”) on July 2, 2015 with the Securities and Exchange Commission (the “SEC”), on July 2, 2015, the Company entered into an Amended and Restated Agreement and Plan of Merger (the “Amended Merger Agreement”) with Standard Pacific Corp., a Delaware corporation (“Standard Pacific”), which amended and restated in its entirety the Agreement and Plan of Merger, dated as of June 14, 2015 (the “Merger Agreement”), by and between Standard Pacific and the Company. Subject to the terms and conditions of the Amended Merger Agreement, the Company and Standard Pacific have agreed to the merger (the “Merger”) of the Company with and into Standard Pacific, with Standard Pacific continuing as the surviving corporation in the Merger under the name CalAtlantic Group, Inc. (the “Surviving Corporation”).

On August 31, 2015, Howard Hancock and Maureen Susan Hancock (individually and on behalf of a purported class of common stockholders of the Company, excluding the directors of the Company and Standard Pacific as well as persons or entities related to or affiliated with the directors of the Company or Standard Pacific) filed a complaint in the Court of Chancery of the State of Delaware, Hancock v. Jews, et al., Case No. 11452-(VCN), against the Company’s board of directors and Standard Pacific alleging, among other things, that the Company’s board of directors breached its fiduciary duties to the Company’s stockholders and seeking, among other things, a preliminary injunction to enjoin consummation of the proposed Merger. The Company’s board of directors believes that the claims asserted in this suit are without merit and intends to defend against them vigorously.

The Company wishes to make certain supplemental disclosures relating to the proposed Merger at this time. Nothing in this Current Report on Form 8-K shall be deemed to be an admission of the legal necessity or materiality under any federal, state or other applicable laws with respect to the disclosure of any of the supplemental information set forth herein.

SUPPLEMENT TO JOINT PROXY STATEMENT/PROSPECTUS

The following supplemental information is incorporated by reference into the Registration Statement (as defined below) and should be read in conjunction with the Registration Statement (of which the joint proxy statement/prospectus is a part) which was declared effective by the SEC on August 27, 2015. The Registration Statement should be read in its entirety, and is subject to cautionary language regarding forward-looking statements and projections. Defined terms used but not defined below have the meanings set forth in the Registration Statement.

1.	Background of the Merger:

During the meeting of Mr. Nicholson and Mr. Stowell on April 2, 2015 described on page 50 of the joint proxy statement/prospectus, Mr. Nicholson and Mr. Stowell developed a proposed framework for how a possible business combination transaction between Ryland and Standard Pacific could be structured as a “merger of equals” rather than an acquisition of one company by the other company. Such proposed framework included a carefully balanced allocation of rights to ensure that Ryland and Standard Pacific would have equal influence with respect to the Surviving Corporation, with equal representation of each company on the board of directors of the Surviving Corporation, and with leadership of the Surviving Corporation divided amongst Mr. Stowell of Standard Pacific as Executive Chairman and Mr. Nicholson and Mr. Jews of Ryland as the Chief Executive Officer and Lead Independent Director, respectively. Because the proposed transaction did not involve a sale of control, the proposed framework contemplated an exchange ratio that would be determined solely by the relative market values of the common stock of Ryland and Standard Pacific measured immediately before execution of a definitive agreement over a discrete period of time, without either company paying or receiving a premium.

At the special meeting of the Ryland board of directors on April 28, 2015 described on pages 51 and 53 of the joint proxy statement/prospectus, Mr. Nicholson noted that the proposed exchange ratio would be fixed based on the volume weighted average price for both companies over a discrete period of time immediately before the execution of any definitive agreement. The discussion and review of other homebuilding companies that took place at such meeting was based upon Mr. Nicholson’s and the Ryland board members’ extensive knowledge of and familiarity with the relatively small number of other homebuilding companies in the industry, which they monitor and discuss on a regular basis. As the CEO of Ryland for over six years, Mr. Nicholson carefully monitors on a constant basis the business and performance of each of the other public and many of the private homebuilding companies in the industry through publicly available earnings calls and public filings, meetings with executives of other homebuilding companies, industry conferences, analyst reports and investment banker presentations. In addition, during the past several years, Mr. Nicholson, with the knowledge and support of the Ryland board, engaged in preliminary exploratory discussions with other homebuilding companies regarding the potential for strategic partnerships with Ryland, none of which resulted in meaningful negotiations, but which further informed the board’s discussion of other possible business combinations.

At the special telephonic meeting of the Ryland board of directors on June 14, 2015 described on page 56 of the joint proxy statement/prospectus, the Ryland board reviewed the consideration to be received by Ryland stockholders pursuant to the merger agreement, which was based upon a fixed exchange ratio calculated based on the volume weighted average price for both companies from May 5, 2015 through June 12, 2015, the last trading date before the merger agreement was proposed to be signed.

2.	Opinion of Ryland’s Financial Advisor:

MBA Lazard, a joint venture which is 50% owned by the parent of Lazard, received compensation of $590,000 for providing the investment banking services to MatlinPatterson described on page 80 of the joint proxy statement/prospectus. Lazard has not been engaged to provide financial advisory services to Standard Pacific or any of its known affiliates in the past three years.

3.	Financial Forecasts:

Ryland and Standard Pacific shared certain financial forecasts with one another and their respective financial advisors in the course of their mutual due diligence. The unaudited financial forecasts referred to in this section were prepared solely for internal use by Ryland and Standard Pacific, as the case may be, and were not prepared with a view toward public disclosure or compliance with published guidelines of the SEC or the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information or GAAP. In the view of Ryland management and Standard Pacific management, the forecasts prepared by them were prepared on a reasonable basis based on the best information available to Ryland management and Standard Pacific management, as applicable, at the time of their preparation. The unaudited financial projections, however, are not fact and should not be relied upon as being necessarily indicative of future results, and readers of this Current Report on Form 8-K and the joint proxy statement/prospectus are cautioned not to place undue reliance on this information.

The financial measures shown in the tables below were not prepared in accordance with GAAP. While Ryland and Standard Pacific believe that these non-GAAP financial measures provide useful supplemental information, there are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not reported by all of Ryland or Standard Pacific’s competitors, as applicable, and may not be directly comparable to similarly titled measures of Ryland or Standard Pacific’s competitors, as applicable, due to potential differences in the exact method of calculation.

The financial forecasts of Ryland and Standard Pacific included herein were prepared by, and are the responsibility of, Ryland management and Standard Pacific management, respectively. Neither Ryland’s nor Standard Pacific’s independent auditors, nor any other independent auditors, have compiled, examined or performed any procedures with respect to the prospective financial information contained in the financial forecasts, nor have they expressed any opinion or given any form of assurance on the financial forecasts or their achievability. The auditors’ reports incorporated by reference into the joint proxy statement/prospectus relate to Ryland’s and Standard Pacific’s historical financial information. The auditors’ reports do not extend to prospective financial information and should not be read to do so. In addition, Ryland’s and Standard Pacific’s financial advisors did not prepare, and assume no responsibility for, the financial forecasts. Furthermore, the financial forecasts:

•	necessarily make numerous assumptions, many of which are beyond the control of Ryland and Standard Pacific and may not prove to be accurate;

•	do not reflect current estimates or expectations, beliefs, opinions or assumptions by the management of Ryland or Standard Pacific with respect to the prospects of the Surviving Corporation’s business, changes in general business or economic conditions;

•	do not take into account any transactions, circumstances or events occurring after the date they were prepared, including the transactions contemplated by the merger agreement and the effect of any failure of the merger to occur;

•	are not necessarily indicative of current values or future performance, which may be significantly more favorable or less favorable than as set forth below; and

•	should not be regarded as a representation that the financial forecasts will be achieved.

These financial forecasts were prepared by the respective managements of Ryland and Standard Pacific based on information they had at the time of preparation and are not a guarantee of future performance. Financial forecasts involve risks, uncertainties and assumptions. The future financial results of Ryland, Standard Pacific and, if the merger is completed, the Surviving Corporation, may materially differ from those expressed in the financial forecasts due to factors that are beyond Ryland’s and/or Standard Pacific’s ability to control or predict. Neither Ryland nor Standard Pacific can assure you that their respective financial forecasts will be realized or that their respective future financial results will not materially vary from the financial forecasts. The financial forecasts cover multiple years and such information by its nature becomes subject to greater uncertainty with each successive year. The financial forecasts do not take into account any circumstances or events occurring after June 13, 2015, the date they were prepared. Ryland and Standard Pacific do not intend to update or revise the financial forecasts.

The financial forecasts are forward-looking statements. For more information on factors which may cause Ryland’s and Standard Pacific’s future financial results to materially vary from those projected in the financial forecasts, see “Special Note Regarding Forward-Looking Statements” and “Risk Factors” beginning on pages 35 and 27, respectively, of the joint proxy statement/prospectus. Ryland’s and Standard Pacific’s management have prepared their respective financial forecasts using accounting policies consistent with their respective annual and interim financial statements, as well as any changes to those policies known to be effective in future periods. The financial forecasts do not reflect the effect of any proposed or other changes in GAAP that may be made in the future. Any such changes could have a material impact to the information shown below.

The Standard Pacific Financial Forecasts

The following is a summary of the financial projections provided to Ryland by Standard Pacific:

	Fiscal Year ending December 31,
(Dollars in millions)	2015E	2016E	2017E	2018E	2019E
Total Revenue	$3,146	$4,156	$4,931	$5,742	$5,962
Income before income taxes	$436	$586	$711	$805	$803
EBITDA(1)	$596	$766	$924	$1,022	$1,029
Unlevered Free Cash Flow	$162	$302	$485	$365	$491

(1)	Defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

The Ryland Financial Forecasts

The following is a summary of the financial projections provided to Standard Pacific by Ryland:

	Fiscal Year ending December 31,
(Dollars in millions)	2015E	2016E	2017E	2018E	2019E
Total Revenue	$3,096	$3,752	$4,735	$5,912	$6,171
Income before income taxes	$354	$445	$568	$689	$723
EBITDA(1)	$462	$559	$699	$835	$874
Unlevered Free Cash Flow	$(130)	$34	$65	$112	$278

(1)	Defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and may qualify for the safe harbor provided for in Section 21E of the Exchange Act. These forward-looking statements include, among others, statements about the benefits of the transaction, the expected timing for closing the transaction, and the financial forecasts of Ryland and Standard Pacific contained in this Current Report on Form 8-K. These statements are based on the current beliefs and expectations of the Company’s management and are subject to known and unknown risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by these forward-looking statements, including, but not limited to: (i) the Company or Standard Pacific may be unable to obtain stockholder approval as required for the Merger; (ii) conditions to the closing of the Merger may not be satisfied or waived; (iii) the transaction may involve unexpected costs, liabilities or delays; (iv) the Company’s business may suffer as a result of the uncertainty surrounding the transaction; (v) the outcome of any legal proceeding relating to the transaction; (vi) the Company may be adversely affected by other economic, business and/or competitive factors; (vii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Amended Merger Agreement; (viii) the ability of the Surviving Corporation to recognize benefits of the transaction; (ix) risks that the transaction disrupts current plans and operations and the potential difficulties faced by the Surviving Corporation in employee retention as a result of the transaction; and (x) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the anticipated time period or at all. For further information regarding the risks associated with the Company’s business, please refer to the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on these forward-looking statements. Except as may be required under applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It.

In connection with the Merger, Standard Pacific has filed with the SEC a registration statement on Form S-4 (the “Registration Statement”), in which a joint proxy statement of the Company and Standard Pacific (the “Joint Proxy Statement”) has been included that also constitutes a prospectus of the Surviving Corporation. Investors and stockholders are urged to read the Registration Statement and the Joint Proxy Statement regarding the Merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information about the Company, Standard Pacific and the Merger. The Registration Statement was declared effective by the SEC on August 27, 2015. The Company mailed the definitive Joint Proxy Statement/prospectus to stockholders of the Company on or about August 28, 2015. You may obtain a free copy of the Joint Proxy Statement, as well as other filings containing information about the Company and Standard Pacific at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from the Company at www.ryland.com under the link “Investor Relations” and then under the heading “Financial Information” and the subheading “SEC Filings” and from Standard Pacific at www.standardpacifichomes.com under the tab “Investors” and then under the heading “SEC filings.” You may also read and copy any reports, statements and other information filed by the Company or Standard Pacific with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation.

The Company, Standard Pacific, their respective directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s and Standard Pacific’s stockholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of the Company and their ownership of Company stock is set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC on February 25, 2015 and its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on March 13, 2015. Information regarding Standard Pacific’s directors and executive officers is contained in Standard Pacific’s annual report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC on February 23, 2015, and its proxy statement for its 2015 annual general meeting of stockholders, which was filed with the SEC on April 24, 2015. These documents can be obtained free of charge from the sources indicated above. Certain directors, executive officers, other members of management and employees of the Company and Standard Pacific may have direct or indirect interest in the transaction due to securities holdings, vesting of equity awards and rights to severance payments. Additional information regarding the participants in the solicitation of the Company and Standard Pacific stockholders is included in the Joint Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC. (Registrant)

Date: September 8, 2015	By:	/s/ Larry T. Nicholson
Larry T. Nicholson
Chief Executive Officer and President